Exhibit 99.1

ICON Leasing Fund Eleven, LLC

Annual Portfolio Overview

2014

Table of Contents

Introduction to Annual Portfolio Overview	1

Disposition Following the Quarter	1

Portfolio Overview	1

10% Status Report	2

Revolving Line of Credit	2

Performance Analysis	2

Transactions with Related Parties	3

Financial Statements	5

Forward Looking Statements	9

Additional Information	9

ICON Leasing Fund Eleven, LLC

As of May 31, 2015

Introduction to Annual Portfolio Overview

We are pleased to present ICON Leasing Fund Eleven, LLC’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2014. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $365,198,690 commencing with its initial offering on April 21, 2005 through the closing of the offering on April 21, 2007. On May 1, 2014 we commenced our liquidation period. During our liquidation period, we will sell our assets and/or let our investments mature in the ordinary course of business.

Disposition Following the Quarter

The Fund disposed of the following investment following the quarter ended December 31, 2014:

ZIM Integrated Shipping Services, Ltd.
Structure:	Loan	Collateral:	The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011.
Disposition Date:	1/19/2015
The Fund's Investment:	$35,876,000
Total Proceeds Received:	$22,986,000

Portfolio Overview

As of December 31, 2014, our portfolio consisted of the following investments:

Heuliez SA
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	12/31/2014

ZIM Integrated Shipping Services, Ltd.
Structure: Maturity Date:	Loan 9/30/2014*	Collateral:	The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011.

*In the 4th quarter of 2014, the Fund and ZIM reached a tentative agreement to a settle all outstanding disputes and release one another from all current and future claims related to the seller’s credits and notes receivable. A mutual release letter was signed by the Fund and ZIM on January 19, 2015.

ICON Leasing Fund Eleven, LLC

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015

10% Status Report

As of December 31, 2014, the mining equipment subject to lease with Murray Energy Corporation (“Murray”) was the only investment in equipment that individually constituted at least 10% of the net book value of our investment portfolio.

As of December 31, 2014, Murray had nine monthly payments remaining.  To the best of our Manager’s knowledge, the equipment was maintained in accordance with applicable laws and regulations as required under the lease agreement.

Revolving Line of Credit

The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $5,000,000 (the “Facility”), which was secured by all of the Fund’s assets not subject to a first priority lien. On January 8, 2014, the Facility with CB&T was terminated.  There were no obligations outstanding as of the date of the termination.

Performance Analysis

Capital Invested as of December 31, 2014	$462,506,880
Leverage Ratio	0.2:1*
% of Receivables Collected for the Quarter Ended December 31, 2014	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**   Collections as of May 31, 2015. Excluded are amounts owed in connection with the loan to ZIM Integrated Shipping Services, Ltd., which you can read about in further detail above.

ICON Leasing Fund Eleven, LLC

Transactions with Related Parties

We entered into certain agreements with our Manager and with CION Securities, LLC, formerly known as ICON Securities, LLC (“CION Securities”), a wholly-owned subsidiary of our Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to those parties. Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% on capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000 and 1.5% of capital raised over $100,000,000.  CION Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our amended and restated limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period (but not during our extended operating period), of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the capital assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In addition, our Manager may be reimbursed for administrative expenses incurred in connection with our operations.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

There were no fees or administrative expense reimbursements incurred by us to our Manager or its affiliates for the years ended December 31, 2014 and 2013, respectively.

Our Manager also has a 1% interest in our profits, losses, distributions and liquidation proceeds.  We paid distributions to our Manager of $282,873 and $0 for the years ended December 31, 2014 and 2013, respectively. Additionally, our Manager’s interest our net income (loss) was $7,033 and $(41,356) for the years ended December 31, 2014 and 2013, respectively.

Our Manager has waived the following fees in relation to services provided during the years ended December 31, 2014 and 2013:

Entity	Capacity	Description	2014	2013
ICON Capital, LLC	Manager	Management fees	$430,352	$1,133,841
ICON Capital, LLC	Manager	Administrative expense reimbursements	547,635	648,953
ICON Capital, LLC	Manager	Acquisition fees	-	1,350,448
			$977,987	$3,133,242

At December 31, 2014, we had a net payable due to our Manager and its affiliates of approximately $229,000 that primarily related to professional fees paid on our behalf. At December 31, 2013, we had no related party receivable or payable.

ICON Leasing Fund Eleven, LLC

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2014	2013

Assets
Current assets:
Cash and cash equivalents	$7,056,701	$16,626,672
Current portion of net investment in notes receivable	5,350,503	7,340,974
Assets held for sale	-	1,551,590
Income tax receivable	-	1,525,563
Due from Manager and affiliates	-
Other current assets	-	36,231
Total current assets	12,407,204	27,081,030
Non-current assets:
Net investment in notes receivable, less current portion	-	8,009,255
Leased equipment at cost (less accumulated depreciation of
of $8,168,854 and $2,091,462, respectively)	7,469,796	15,325,821
Investment in joint ventures	13,697,889	12,162,693
Other non-current assets	-	86,215
Total non-current assets	21,167,685	35,583,984
Total assets	$33,574,889	$62,665,014

Liabilities and Equity
Current liabilities:
Due to Manager and affiliates, net	$228,736	$-
Accrued expenses and other liabilities	6,210,790	5,540,855
Total liabilities	6,439,526	5,540,855

Commitments and contingencies

Equity:
Members’ equity:
Additional members	27,737,035	55,045,259
Manager	(2,947,791)	(2,671,951)
Accumulated other comprehensive income	-	279,991
Total members' equity	24,789,244	52,653,299
Noncontrolling interests	2,346,119	4,470,860
Total equity	27,135,363	57,124,159
Total liabilities and equity	$33,574,889	$62,665,014

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (Loss)

	Years Ended December 31,
	2014	2013
Revenue and other income:
Finance income	$1,550,521	$3,632,858
Rental income	7,966,545	4,816,712
Income from investment in joint ventures	1,611,117	916,884
(Loss) gain on sale of assets, net	(354,089)	2,396,300
Total revenue and other income	10,774,094	11,762,754
Expenses:
General and administrative	2,240,217	2,737,823
Depreciation	6,506,594	3,286,277
Impairment loss	302,335	-
Credit loss reserve	-	2,323,655
Loss on litigation	650,503	4,700,000
Interest	35,303	226,785
Remarketing expense	-	913,891.00
Loss (gain) on derivative financial instruments	61,756	(9,824)
(Gain) loss on disposition of assets of foreign investment	(178,410)	610,732
Total expenses	9,618,298	14,789,339
Income (loss) before income taxes	1,155,796	(3,026,585)
Income tax (expense) benefit	(113,983)	109,616
Net income (loss)	1,041,813	(2,916,969)
Less: net income attributable to noncontrolling interests	338,538	1,218,641
Net income (loss) attributable to Fund Eleven	703,275	(4,135,610)

Other comprehensive (loss) income:
Currency translation adjustments during the period	(101,581)	92,235
Currency translation adjustments reclassified to net income (loss)	(178,410)	610,732
Total other comprehensive (loss) income	(279,991)	702,967
Comprehensive income (loss)	761,822	(2,214,002)
Less: comprehensive income attributable to noncontrolling
interests	338,538	1,218,641
Comprehensive income (loss) attributable to Fund Eleven	$423,284	$(3,432,643)

Net income (loss) attributable to Fund Eleven allocable to:
Additional members	$696,242	$(4,094,254)
Manager	7,033	(41,356)
	$703,275	$(4,135,610)

Weighted average number of additional shares of
limited liability company interests outstanding	362,656	362,656
Net income (loss) attributable to Fund Eleven per weighted average
additional share of limited liability company interests outstanding	$1.92	$(11.29)

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interests	Additional Members	Manager	Accumulated Other Comprehensive Income (Loss)	Total Members' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2012	362,656	$59,139,513	$(2,630,595)	$(422,976)	$56,085,942	$2,342,425	$58,428,367

Net (loss) income	-	(4,094,254)	(41,356)	-	(4,135,610)	1,218,641	(2,916,969)
Disposition of assets of foreign investment	-	-	-	610,732	610,732	-	610,732
Currency translation adjustments	-	-	-	92,235	92,235	-	92,235
Investment by noncontrolling interest	-	-	-	-	-	5,127,582	5,127,582
Distributions	-	-	-	-	-	(4,217,788)	(4,217,788)
Balance, December 31, 2013	362,656	55,045,259	(2,671,951)	279,991	52,653,299	4,470,860	57,124,159

Net income	-	696,242	7,033	-	703,275	338,538	1,041,813
Disposition of assets of foreign investment	-	-	-	(178,410)	(178,410)	-	(178,410)
Currency translation adjustments	-	-	-	(101,581)	(101,581)	-	(101,581)
Distributions	-	(28,004,466)	(282,873)	-	(28,287,339)	(2,463,279)	(30,750,618)
Balance, December 31, 2014	362,656	$27,737,035	$(2,947,791)	$-	$24,789,244	$2,346,119	$27,135,363

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2014	2013
Cash flows from operating activities:
Net income (loss)	$1,041,813	$(2,916,969)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income	(236,164)	(536,474)
Loss on litigation	650,503	4,700,000
Income from investment in joint ventures	(1,611,117)	(916,884)
Depreciation	6,506,594	3,286,277
Impairment loss	302,335	-
Credit loss reserve	-	2,323,655
Loss (gain) on sale of assets	354,089	(2,396,300)
Loss (gain) on derivative financial instruments	61,756	(9,824)
Other loss	8,802	-
Deferred tax benefit	-	1,415,947
Interest expense, other	33,893	78,867
(Gain) loss on disposition of assets of foreign investment	(178,410)	610,732
Changes in operating assets and liabilities:
Collection of finance leases	-	930,395
Other assets	60,690	35,258
Accrued expenses and other liabilities	(211,422)	(413,538)
Due to Manager and affiliates	313,668	11,801
Distributions from joint venture	93,697	-
Income tax receivable	1,525,563	(1,525,563)
Net cash provided by operating activities	8,716,290	4,677,380
Cash flows from investing activities:
Investment in notes receivable	-	(3,162,271)
Purchase of equipment	-	(17,085,838)
Principal received on notes receivable	10,235,890	6,510,778
Proceeds from sales of leased equipment	2,391,524	12,094,877
Principal received on mortgage note receivable	-	16,970,813
Investment in joint venture	(17,776)	(11,105,895)
Distributions received from joint venture in excess of profits	-	1,581
Net cash provided by investing activities	12,609,638	4,224,045
Cash flows from financing activities:
Distributions to members	(28,287,339)	-
Investment by noncontrolling interests	-	4,978,027
Distributions to noncontrolling interests	(2,463,279)	(4,217,788)
Net cash (used in) provided by financing activities	(30,750,618)	760,239
Effects of exchange rates on cash and cash equivalents	(145,281)	1,336
Net (decrease) increase in cash and cash equivalents	(9,569,971)	9,663,000
Cash and cash equivalents, beginning of year	16,626,672	6,963,672
Cash and cash equivalents, end of year	$7,056,701	$16,626,672

Supplemental disclosure of non-cash investing and financing activities:
Adjustment to remarketing liability	$224,355	$-
Receivable due from affiliate on the sale of asset	$84,932	$-
Transfer of net investment in finance lease to assets held for sale	$-	$1,434,445
Equipment purchased with remarketing liability	$-	$181,890
Acquisition fee paid by noncontrolling interest	$-	$149,555

ICON Leasing Fund Eleven, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information
“Total Proceeds Received,” as referenced in the section entitled Disposition During the Quarter does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.